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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 23, 1998
                                                        -----------------

                                 INFOCURE CORPORATION
                                 --------------------
               (exact name of registrant as specified in chapter)




         Delaware                     001-12799                  58-2271614
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(State or other jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)



1765 The Exchange, Suite 500 Atlanta, GA                           30339
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 (Address of principal executive office)                         (zip code)



     Registrant's telephone number, including area code:    770-221-9990
                                                          ----------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)
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                                    Contents
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Item 2:  Acquisition or Disposition of Assets..........................  2

Signatures.............................................................  3

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Item 2. Acquisition or Disposition of Assets.

On December 23, 1998, InfoCure Corporation ("InfoCure") completed its merger with Radiology Management Systems, Inc. ("RADMAN"). RADMAN is currently headquartered in Santa Monica, California and provides healthcare practice management systems for radiologists. In the merger, InfoCure issued 497,367 shares of InfoCure common stock to the former shareholders of RADMAN. The merger will be accounted for as a pooling of interests for financial reporting purposes.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INFOCURE CORPORATION
                                           (Registrant)



Date:  January 7, 1999                     by:  /s/ Frederick L. Fine
                                              ------------------------
                                              Frederick L. Fine
                                              Chairman/President/CEO

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